UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On July 29, 2008, the Exelon Corporation (Exelon) board of directors appointed John A. Canning, Jr., as a director, filling a vacancy created by the expansion in the size of the board of directors to fifteen. Mr. Canning’s appointment is effective as of August 1, 2008. Mr. Canning has not yet been appointed to any committees.

Second Amended and Restated Employment Agreement with John W. Rowe

On July 29, 2008, Exelon Corporation approved an amendment to its existing employment agreement with John W. Rowe, its Chairman, Chief Executive Officer and President. The purposes of the amendment were to reflect Mr. Rowe’s agreement to remain at Exelon through July 1, 2011, and to conform the agreement to recent regulatory guidance governing the federal income taxation of certain deferred compensation and the corporate income tax deductibility of certain performance-based compensation. The amendment:

•	extends the retirement date provided under the existing agreement from March 16, 2010 to July 1, 2011;

•

modifies the existing agreement’s severance provisions, under which the severance pay available during the three-year period preceding the retirement date is progressively reduced, to reflect the new retirement date and to provide a minimum severance pay period of one year upon a qualifying termination occurring prior to the new retirement date while retaining Exelon’s right to terminate Mr. Rowe on or after the new retirement date without triggering a severance payment;

•

conforms the agreement to final guidance issued under section 409A of the Internal Revenue Code by subjecting severance payments and deferred compensation which may be payable to Mr. Rowe upon his retirement or other termination of employment to a six-month waiting period and providing a single form of payment (lump sum) for any severance payments;

•	conforms the agreement to recent guidance issued under section 162(m) of the Internal Revenue Code by:

•

limiting the amount of the annual incentive award payable for the year in which Mr. Rowe retires or otherwise terminates employment to no more than the maximum amount that could be paid for such year based on the actual achievement of the applicable performance goals under Exelon’s annual incentive program for senior executives; and

•

determining the amount of the pro-rated performance share unit award payable for the year in which Mr. Rowe retires or otherwise terminates employment based on the actual achievement of the applicable performance goals under Exelon’s long term incentive plan rather than the target performance level;

•

modifies a limitation applicable to a supplemental executive retirement plan benefit available to Mr. Rowe under the existing agreement upon a termination of his employment, which currently provides that the portion of the benefit accrued after March 16, 2006 is forfeited upon a termination for cause, to provide that the benefit is non-forfeitable upon a termination occurring on or after March 16, 2010 (the “retirement date” referenced under the existing agreement);

•	eliminates, consistent with Exelon’s treatment of other executives and employees, a provision that would provide for a forfeiture of retiree welfare benefits upon a termination for cause; and

•	modifies certain post-employment obligations of the parties. Upon Mr. Rowe’s retirement or other termination of employment other than for cause, the existing agreement requires him to provide certain transition and consulting services on an unpaid basis for a period of three years during which Exelon will provide an office and personal secretary, and the amended agreement requires him to provide similar unpaid services, and Exelon to provide an office and secretary, for five years.

A copy of the agreement is attached as Exhibit 99.1.

Restricted Stock Unit Awards to Named Executive Officers

On July 28 and 29, 2008, the Exelon Compensation Committee and the Exelon Board of Directors approved grants of restricted stock units under the company’s 2006 Long Term Incentive Plan. Such grants are effective as of August 1, 2008 and vest on the anniversaries of the effective date, as listed in the table below.

Name	Number of Restricted Stock Units	Grant Terms
Christopher M. Crane	15,000	5 year vesting

Ian P. McLean	10,000	50% vest in 3 years 50% vest in 5 years

Craig L. Adams	4,000	5 year vesting

Lisa Crutchfield	3,000	4 year vesting

Matthew F. Hilzinger	5,000	5 year vesting

Charles G. Pardee	10,000	5 year vesting

A copy of the form of grant instrument is attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Second Amended and Restated Employment Agreement with John Rowe

99.2	Restricted Stock Unit Grant Instrument (settled in stock)

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation, ComEd and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements; Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

August 1, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Second Amended and Restated Employment Agreement dated July 29, 2008 between Exelon Corporation and John W. Rowe.

99.2	Restricted Stock Award Agreement form for grants given to named executive officers.